EXHIBIT 10.22

                            INVESTOR RIGHTS AGREEMENT

         This Agreement is made as of June 19, 2003, by and between BIOSPECIFICS TECHNOLOGIES CORP., a Delaware corporation (the "Company"), and BIO PARTNERS LP, a Delaware limited partnership (the "Investor").

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Investor agree as follows:

SECTION 1. DEFINITIONS.

         All capitalized terms used herein and not otherwise defined in this Section or any other part of this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement, of even date herewith (the "Purchase Agreement"), between the Company and the Investor. The use of the term "including" shall mean "including, by way of example and not of limitation." As used in this Agreement, the following terms shall have the following meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Effectiveness Date" means the date that is three hundred fifty (350) calendar days after the date hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

         "Filing Date" means with respect to the Registration Statement, the one hundred fiftieth (150th) day after the date hereof.

         "Note" means the 12% Senior Secured Convertible Note purchased by the Investor.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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         "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which the Investor notifies the Company of its intention to offer Registrable Securities.

         "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public (i) any and all shares of Common Stock of the Company issued pursuant to the Purchase Agreement or issuable upon conversion of the Note; or (ii) stock issued in respect of the stock referred to in (i) as a result of a stock split, stock dividend, recapitalization or combination or otherwise pursuant to the Note.

         "Registration Statement" means the initial registration statement required to be filed hereunder and any additional registration statements contemplated herein, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

SECTION 2. REGISTRATION.

       On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form S-3 or such other form selected by the Company which is available for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act and shall contain the "Plan of Distribution" attached hereto as Annex A, with such changes, if any, as may be mutually agreed to by the Company and the Investor. The Company shall use commercially reasonable efforts to cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to its Effectiveness Date, and shall keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) the date the Investor no longer owns any Registrable Securities and (ii) two years from the date hereof or, with respect to this clause (ii), if counsel to the Investor delivers a written opinion to the Company that Investor is an "affiliate" of the Company under Rule 144, such date as the Investor is no longer deemed to be an "affiliate" of the Company as determined upon advice of the Investor's counsel (the "Effectiveness Period"). Notwithstanding the foregoing, no such opinion letter shall be required if Investor continues to beneficially own ten percent (10%) or more of the Company's outstanding Common Stock, in which case the Investor shall be deemed


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to be an "affiliate" under Rule 144 until Investor reduces its beneficial ownership of Common Stock below ten ) percent (10%). Any determination of the beneficial ownership of any securities by any Person required under this Agreement or any other Transaction Document shall be made in accordance with Rule 13d-3 promulgated under the Exchange Act.

SECTION 3.  REGISTRATION PROCEDURES.

         In connection with the Company's registration obligations hereunder, the Company shall:

         (a) Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Investor copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference) which documents will be subject to the review of the Investor, and (ii) subject to any reasonable confidentiality requirements, cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries from the Investor as shall be necessary, in the view of Investor's counsel, to enable the Investor to conduct a reasonable investigation within the meaning of the Securities Act.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within sixty (60) days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Investor true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investor thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the Investor as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and confirm such notice no later than one Trading Day following the day:

                  (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Investor); and (C) with respect


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

to the Registration Statement or any post-effective amendment, when the same has become effective;

                  (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and

                   (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment and, in any event, if any of the foregoing occur and cannot be cured within sixty (60) days, the Company will provide the Investor with a reasonably detailed written description for the inability to cure.

         (e) Furnish to the Investor, without charge, at least ten (10) conformed copies of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person promptly after the filing of such documents with the Commission

         (f) Promptly deliver to the Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Investor may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

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

         (g) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investor in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any tax in any such jurisdiction where it is not then so subject.

          (h) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Investor may request.

         (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (j) Comply with all applicable rules and regulations of the Commission.

         (k) File and maintain any and all listing applications or other documents required by any stock exchange or trading system on which the Common Stock is listed during the effectiveness or re-instatement of a Registration Statement.

SECTION 4. OTHER MATTERS.

         (a) Notwithstanding anything to the contrary contained herein, if two-thirds of the Board of Directors of the Company (other than Edwin Wegman), in their good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, n or merger involving the Company or any of its subsidiaries (a "Valid Business Reason"), (x) the Company may postpone filing a registration statement until such Valid Business Reason no longer exists, but in no event for more than 90 days, and (y) in case a registration statement has been filed the Company, may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than 90 days (such period of postponement or withdrawal under subclauses (x) or (y), the "Postponement Period"); and the Company shall give written notice of its determination to the


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

Investor to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

         (b) The Company may require as a condition precedent to the Company's obligations under this Agreement that the Investor furnish the Company such information regarding Investor and the distribution of the Registrable Securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

         (c) Investor agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(iii), 3(c)(iv) or 3(c)(v), Investor will discontinue its disposition of Registrable Securities pursuant to the Registration Statement until Investor's receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Investor's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.

SECTION 5. PUT OPTION. If the Registration Statement is not effective on or before the Effectiveness Date, subject to applicable law, the Company shall repurchase any or all of the Two Hundred Ninety Five Thousand Three Hundred Twelve(295,312) shares of Common Stock purchased by the Investor upon demand by the Investor (the "Put Right") at a purchase price of $1.00 per share. This put right shall remain effective until the earlier of (i) the registration of all Registrable Securities pursuant to the Registration Statement and (ii) Forty-Five (45) days after the expiration of the Effectiveness Period. If, upon advice of counsel, the Company determines that it is not permitted under applicable law, including, without limitation, Sections 160 and 170 of the Delaware General Corporation Law, to honor a put demand, then the Company shall provide tothe Investor with a detailed written description of such reasons (including any relevant calculations) within five Trading Days of receiving a put demand (the "Restricted Put Notice"). If the Company shall be prevented by law from making any payment required to be made under this Section, the obligations hereunder shall be continuing obligations, and such payments shall be made in partial payments when, as soon as, and to the extent that, any portion of such payments shall later be permitted under applicable law. If, after seven Trading Days all or part of such put demand cannot be honored, interest shall accrue on any amount of the unredeemed put as of such day at the rate of seven percent (7%) per annum until such amount, and all accrued interest, is paid to the Investor; provided, however, that the Company shall have no obligation with respect to any shares underlying the unredeemed put (including any obligation to pay interest thereon) if subsequent to the date of the Restricted Put Notice and prior to such shares being purchased by the Company, the Investor sells the shares underlying such unredeemed puts.

SECTION 6. PRIORITY OF INVESTOR RIGHTS. So long as any Registrable Securities remain unregistered pursuant to an effective Registration Statement, the Company shall not grant any rights to any other Person that are senior to the Investor's rights hereunder. The Company shall provide written notice to the Investor of


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

any put or similar rights it grants after the date hereof and prior to the Effectiveness Date. Neither the Company nor any of its security holders (other than the Investor in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. The Company has not previously entered into any agreement granting any registration rights, redemption rights or put rights with respect to any of its securities to any Person which have not been fully satisfied.

SECTION 7. RULE 144 MATTERS. Until the Investor no longer owns any Registrable Securities, the Company agrees:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

SECTION 8.  INDEMNIFICATION.

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Investor and its partners, shareholders, officers, directors, members, managers, agents, brokers, and employees and each Person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the shareholders, officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading provided that the Company shall not be liable for any Losses the extent that such untrue statements or omissions are based upon information regarding the Investor furnished in writing to the Company by the Investor expressly for use therein, or to the extent that such information relates to the Investor or the Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Investor has approved Annex A hereto for this purpose).

           (b) Indemnification by Investor. The Investor shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees, to the fullest extent permitted by


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applicable law, from and against all Losses, as incurred, arising out of or based upon: (x) such Investor's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that such untrue statements or omissions are based solely upon information regarding the Investor furnished in writing to the Company by the Investor expressly for use therein, or to the extent that such information relates to the Investor or the Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Investor expressly for use in the Registration Statement (it being understood that the Investor has approved Annex A hereto for this purpose). In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

 (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party. The Indemnifying Party shall be entitled to participate in such Proceeding and, unless in the opinion of counsel to the Indemnified Party a conflict of interest between the Indemnified Party and the Indemnifying Party may exist in respect of such claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that (i) if the Indemnified Party who is a defendant in any Proceeding which is also brought against the Indemnifying Party shall have concluded that there may be one or more legal defenses available to the Indemnified Party which are not available to the Indemnifying Party; or (ii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense (but with no more than one firm of counsel for all indemnified parties) and the Indemnifying Party shall be liable for any reasonable costs and expenses therefore.

          The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which the Indemnified Party is a party, unless such settlement


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includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that the Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require the Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that the Indemnified Party is not entitled to indemnification hereunder).

SECTION 9. PIGGYBACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Investor written notice of such determination and, if within fifteen days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Investor requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

SECTION 10.  MISCELLANEOUS.

          (a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, the Investor, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

             (b) Remedies Cumulative. The Put Right is the exclusive remedy for the Investor under this Agreement solely with respect to the failure of the Company to register the Purchased Shares as provided herein. Except for the foregoing exception, the remedies provided herein shall be cumulative and shall not preclude assertion by a party hereto of any other rights or the seeking of any other remedies against the other party hereto.

          (c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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

          (d) Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective legal representatives, successors and permitted assigns of the parties hereto whether so expressed or not.

         (e) Notices. Any notice, demand, request or other communication required to be given pursuant to this Agreement shall be in writing, addressed respectively as follows:

                  If to the Investor, to:

                  Bio Partners LP
                  1 Meadow  Drive
                  Lawrence, NY 11559
                  Attention:  General Partner

                  with a copy to:

                  Gerald Padian, Esq.
                  Tashjian & Padian
                  15 West 36th Street, 15th floor
                  New York, New York 10018

                  If to the Corporation, to:

                  BioSpecifics Technologies Corp.
                  35 Wilbur St.
                  Lynbrook, New York 11563
                  Attn: Edwin H. Wegman

                  with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, New York 10004
                  Attn:  Jeffrey Bagner, Esq.

All notices shall be given by personal delivery, nationally recognized overnight delivery service, such as Federal Express, or registered or certified mail, postage prepaid and return receipt requested. Any party hereto may from time to time change the address to which notices are to be sent, and the recipient of such notice, by giving the other party notice thereof. All notices given pursuant to this section shall be effective upon receipt by the party to whom such notice is directed.

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


         (f) No Waiver No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (g) Amendments. This Agreement may be modified or amended only by a writing signed by the Company and by the Investor.

         (h) Survival of Agreements, etc. All agreements, representations and warranties contained in this Agreement or made in writing by or on behalf of the Company or the Investor in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, the Closing, and any investigation at any time made by or on behalf of any Investor. Notwithstanding the preceding sentence, however, all such representations (other than intentional misrepresentations) and warranties, but no such agreements, shall expire two years after the date of this Agreement.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the procedural and substantive laws of the State of New York without regard for its conflicts-of-laws rules. The Company agrees that it may be served with process in the State of New York and any action for breach of this Agreement prosecuted against it in the courts of that State.

         (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement.

         (k) Assignment. This Agreement and the rights hereunder shall not be assignable or transferable by the Investor or the Company without the prior written consent of the other party hereto.

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

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                      BIOSPECIFICS TECHNOLOGIES CORP.,
                                      a Delaware corporation

                                      By
                                         --------------------------------
                                         Edwin H. Wegman, President




                                      BIO PARTNERS LP,
                                      a Delaware limited partnership


                                      By: Bio Management, Inc.,
                                          a Delaware corporation,
                                          its general partner


                                          By:
                                              ---------------------------
                                              Jeffrey K. Vogel, President

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

                                     ANNEX A

                              PLAN OF DISTRIBUTION

The selling stockholder (and its permitted assigns, if any) may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholder may use any one or more of the following methods when selling shares:

..    ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

..    block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

..    purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

..    an exchange distribution in accordance with the rules of the applicable exchange;

..    privately negotiated transactions;

..    short sales

..    broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

..    a combination of any such methods of sale; and

..    any other method permitted pursuant to applicable law.

          The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

 The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions


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received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling stockholder have informed the Company that they do not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

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